Exhibit 10.3

VOTING AGREEMENT

This Voting Agreement (this "Agreement") is dated as of May 21, 2015 between the undersigned stockholder ("Stockholder") of Frisch’s Restaurants, Inc., an Ohio corporation (the "Company"), and FRI Holding Company, LLC ("Parent").

WHEREAS, concurrently with or following the execution of this Agreement, the Company, Parent and FRI Merger Sub, LLC, a wholly owned subsidiary of Parent ("Merger Sub"), have entered, or will enter, into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for, among other things, the merger (the "Merger") of Merger Sub and the Company pursuant to the terms and conditions of the Merger Agreement;

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that Stockholder execute and deliver this Agreement; and

WHEREAS, in order to induce Parent to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the shares of common stock, no par value, of the Company ("Company Common Stock") beneficially owned by Stockholder and set forth below Stockholder's signature on the signature page hereto (the "Original Shares" and, together with any additional shares of Company Common Stock pursuant to Section 6 hereof, the "Shares").

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2. Representations of Stockholder.

Stockholder represents and warrants to Parent that:

(a) (i) Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act all of the Original Shares free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company’s voting rights, charges or other encumbrances, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.

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(b) Stockholder does not beneficially own any shares of Company Common Stock other than (i) the Original Shares, and (ii) any options, warrants or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock, including the right to receive additional shares of Company Stock allocated under the Company’s Executive Savings Plan, as set forth on the signature page of this Agreement (collectively, "Options").

(c) Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully Stockholder's obligations hereunder (including the proxy described in Section 3(b) below)). This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

(d) None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Law applicable to Stockholder or to Stockholder's property or assets.

(e) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other person (as defined in the Merger Agreement) on the part of Stockholder is required in connection with the valid execution and delivery of this Agreement. If Stockholder is an individual, no consent of Stockholder's spouse is necessary under any "community property" or other laws in order for Stockholder to enter into and perform its obligations under this Agreement.

3. Agreement to Vote Shares; Irrevocable Proxy.

(a) Stockholder agrees during the term of this Agreement to vote the Shares and to execute a written consent or consents if stockholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of the Company: (i) in favor of the Merger and the Merger Agreement, at every meeting (or in connection with any action by written consent) of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof; (ii) against (1) any Acquisition Proposal, (2) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of Stockholder under this Agreement and (3) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Parent's, the Company's or Merger Sub's conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company Articles or Company Regulations).

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(b) Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder with respect to the Shares. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

4. No Voting Trusts or Other Arrangement.

Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder's control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with Parent.

5. Transfer and Encumbrance.

Stockholder agrees that during the term of this Agreement, Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber ("Transfer") any of the Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of the Shares or Stockholder's voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void.

6. Additional Shares.

Stockholder agrees that all shares of Company Common Stock that Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, but excluding shares of Company Common Stock underlying unexercised Options) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement.

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7. Waiver of Appraisal and Dissenters' Rights.

Stockholder hereby waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Merger that Stockholder may have by virtue of ownership of the Shares.

8. Termination.

This Agreement shall terminate upon the earliest to occur of (i) the Effective Time and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

9. No Agreement as Director or Officer.

Stockholder makes no agreement or understanding in this Agreement in Stockholder's capacity as a director or officer of the Company or any of its subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Stockholder in stockholder's capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict Stockholder from exercising Stockholder's fiduciary duties as an officer or director to the Company or its stockholders.

10. Specific Performance.

The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the parties hereto seeking such remedy has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

11. Entire Agreement.

This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

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12. Notices.

All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties hereto at the following addresses (or at such other address for a party hereto as shall be specified by like notice):

If to Parent:

FRI Holding Company, LLC

4170 Ashford Dunwoody Road, Suite #390

Atlanta, GA 30319

Attention: Aziz Hashim

Copy to:

Cheng Cohen LLC

311 North Aberdeen Street

Suite 400

Chicago, Illinois 60607

Attention: Amy Cheng

If to Stockholder, to the address or facsimile number set forth for Stockholder on the signature page hereof.

Copy to:

Cohen Todd Kite & Stanford LLC

250 East Fifth Street

Suite 2350

Cincinnati, Ohio 45202

Attention: Marc W. Rubin

13. Miscellaneous.

(a) Ohio Law (without regard to any jurisdiction’s conflict-of-laws principles) exclusively governs all matters based upon, arising out of, or relating in any way to this Agreement, including all Proceedings arising out of or relating to this Agreement as well as the interpretation, construction, performance and enforcement of this Agreement.

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(b) The Parties agree that any suit, action or proceeding brought by any party hereto to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought exclusively in any federal or state court located in Cincinnati, Ohio. Each party hereto submits to this exclusive jurisdiction of such courts in any suit, action or Proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action of Proceeding. Each Party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or Proceeding in any such court or that any such suit, action or Proceeding brought in any such court has been brought in an inconvenient forum. Each Party agrees that any such suit, action or Proceeding will constitute a complex business case, and, if a Party initiates such a suit, action or proceeding in Ohio state court, it must be brought in the Ohio Business Courts as a business case.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) IT MAKES THIS WAIVER VOLUNTARILY; AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 13(c).

(d) If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(e) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(f) Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(g) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

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(h) The obligations of Stockholder set forth in this Agreement shall not be effective or binding upon Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Merger Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

(i) Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, except that Parent may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its Affiliates. Any assignment contrary to the provisions of this Section 13(i) shall be null and void.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

FRI HOLDING COMPANY, LLC
Sign: /s/ Aziz Hashim Name: Aziz Hashim Title: Managing Member

STOCKHOLDER

Sign: /s/ Karen F. Maier

Name: Karen F. Maier

Title: not applicable (if applicable)

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement: 305,509

Number of Options Beneficially Owned as of the Date of this Agreement: 1,750

Street Address: 8599 Concord Hills Circle

City/State/Zip Code: Cincinnati, Ohio 45243